Exhibit 24.1

                                POWER OF ATTORNEY

         Each of the undersigned hereby authorizes Jack R. Plaxe and Robert S. Stone, and each of them, as his attorney-in-fact to execute in the name of each such person and to file such amendments (including post-effective amendments) to this registration statement as the Registrant deems appropriate and appoints such person as attorney-in-fact to sign on his behalf individually and in each capacity stated below and to file all amendments, exhibits, supplements and post-effective amendments to this registration statement.

         IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney as of this 9th day of March, 2004.




                    /s/ ARTHUR HERSHAFT              /s/ JACK BECKER
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                      Arthur Hershaft                  Jack Becker



                      /s/ LEO BENATAR               /s/ JOYCE F. BROWN
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                        Leo Benatar                   Joyce F. Brown



                    /s/ HARVEY L. GANIS            /s/ VICTOR HERSHAFT
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                      Harvey L. Ganis                  Victor Hershaft



                     /s/ DAVID L. KOLB             /s/ THOMAS R. LOEMKER
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                       David L. Kolb                 Thomas R. Loemker



                   /s/ JAMES C. MCGRODDY           /s/ DAVID E. MCKINNEY
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                     James C. McGroddy               David E. McKinney



                   /s/ JAMES R. PAINTER             /s/ ROGER M. WIDMANN
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                     James R. Painter                 Roger M. Widmann



                     /s/ JACK R. PLAXE              /s/ LARRY M. SEGALL
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                       Jack R. Plaxe                   Larry M. Segall